Arbitral Award Settlement and Associated Mining Data Sale:	12 Months Ended
Dec. 31, 2016
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009, we initiated a claim (the "Brisas Arbitration") under the additional facility rules of the International Centre for the Settlement of Investment Disputes ("ICSID") of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

In September 2014, the ICSID Tribunal unanimously awarded us an Arbitral Award (the "Award") totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually, which at the date of the original Settlement Agreement approximated $29.4 million. Since the Award was issued, we have pursued enforcement and collection of the Award in France, England, Luxembourg and the United States.

On July 17, 2016, we signed a settlement agreement with Venezuela (the "Settlement Agreement") which contemplated payment of the Award (including accrued interest) of approximately $770 million in respect of the Brisas project and the acquisition of our Mining Data by Venezuela for $240 million, the first payment being due on or before October 31, 2016. Pursuant to the terms of the Settlement Agreement, we temporarily suspended the legal enforcement of the Award preserving our ability to resume enforcement and collection of Award via the courts, in the event we ultimately do not receive the agreed upon payments contemplated in the Settlement Agreement, as amended.

In early November 2016, and again in early December 2016, the parties executed addendums to the Settlement Agreement whereby the parties agreed to revise the payment schedule under which Venezuela would make payments related to the Award and Mining Data as follows: $300 million on or before December 15, 2016; $469.7 million on or before January 3, 2017; $50 million on or before January 31, 2017; $100 million on or before February 28, 2017 and $90 million on or before June 30, 2017. The payments for the Award and Mining Data continue to be contingent upon Venezuela obtaining the necessary financing, which has not occurred and, as a result, as of the date of this report no payments have been made by Venezuela. At the passing of the last agreed upon payment date, the Board of Directors chose to not formally terminate the Settlement Agreement as a result of the delay in the initial agreed upon payment(s), but instead instructed management to continue all efforts to work with Venezuela to complete the terms of the Settlement Agreement. Management has recently proposed a third addendum to the Settlement Agreement, whereby the parties would agree, among other things, to revise the previously proposed payment schedule.

In October 2014 and January 2015, respectively, Venezuela filed annulment applications before the Paris Court of Appeal (the "Court") regarding the Award and the December 15, 2014 arbitral decision dismissing its request for rectification. During the same period, the Company applied to the Court for exequatur of the Award, which entails recognition and enforcement of the Award in France. The Court issued the exequatur on January 29, 2015 declaring the Award to be recognized and enforceable in France. On February 7, 2017, the Court rejected all of Venezuela's previous annulment arguments and issued a judgment dismissing the applications filed by Venezuela pending before the French courts in relation to the Award. In addition to the Award remaining enforceable in France, the Court ordered Venezuela to pay an amount of €150,000 for our legal fees and costs. Venezuela can consider appealing the judgment before the French Cour de cassation, which is the court of final resort in the French judicial system.

Obligations related to the collection of the Award

We have outstanding CVRs which entitle each holder that participated in the note restructuring completed in 2012 to receive, net of certain deductions (including income tax calculation and the payment of our then current obligations), a pro rata portion of a maximum aggregate amount of 5.468% calculated on the proceeds actually received by us with respect to the Award and/or the disposition of the Mining Data related to the development of the Brisas Project.

The Board of Directors (the "Board") approved a Bonus Pool Plan (the "Bonus Plan") in May 2012, which is intended to compensate the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their past efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award and/or sale of the Mining Data. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized (calculated  on substantially the same terms as the CVR) related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. The Bonus Plan is administered by a committee of independent directors who selected the individual participants in the Bonus Plan and fixed the relative percentage of the total pool to be distributed to each participant. Participation in the Bonus Plan by existing participants is fully vested, subject to voluntary termination of employment or termination for cause.

The Company maintains the Gold Reserve Director and Employee Retention Plan (See Note 10). Each unit (the "Retention Units") granted to a participant entitles such person to receive a cash payment equal to the fair market value of one Gold Reserve Class A common share: (1) on the date the unit was granted or (2) on the date any such participant becomes entitled to payment, whichever is greater. Units previously granted under the plan become fully vested upon: (1) collection of Award proceeds from the ICSID arbitration process and/or sale of mining data totaling at least $200 million and we agree to distribute a substantial majority of the proceeds to our shareholders or, (2) the event of a change of control. We currently do not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred.

Upon payment of the Award or receipt of proceeds from the disposition of the Mining Data, subject to certain limitations, we are obligated to make an offer to existing holders to redeem the 2018 Notes at a price equal to 120% of the principal amount of 2018 Notes then outstanding. See "Description of Capital Structure".

Our current plan is to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any net proceeds, subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data. Such obligations include payments pursuant to the terms of the Convertible Notes (if not otherwise converted), Interest Notes, CVRs, Bonus Plan and Retention Plan (all as defined herein), contingent legal fees of approximately $1.8 million which will become payable upon the collection of the Award or undertakings made to a court of law.